Exhibit 10.31

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

Arrayjet Advance Contract for Immunome Inc. Revision to “Master Services Agreement” Date: 15th February 2021

Direct No:[***] Email:[***] Direct No:[***] Email:[***] [***] [***] [***]
Contact Details: [***]Direct No:[***] [***]Email:[***] [***]Direct No:[***] [***]Email:[***] Arrayjet Ltd[***] [***] [***] [***] Tel:[***] Fax:[***]

Restriction on Disclosure Statement

Technical and cost data contained in this proposal shall not be used or disclosed, except for Client’s evaluation purposes, provided, that if a contract is awarded to Arrayjet as a result of, or in connection with, the submission of this proposal, Client shall have the right to use or disclose the data to the extent provided in the contract or consulting agreement. This restriction does not limit Client’s right to use or disclose technical data obtained from another source without restriction.

REVISION TO THE “MASTER SERVICES AGREEMENT”

This is a revision to the Master Services Agreement (MSA) between Arrayjet and Immunome of 8th of November 2016.

●	The MSA will expire on the 31st of [***].
●	Section 12.1 - supplementary text, “Arrayjet hereby assigns to Immunome all of the foregoing data, discoveries and inventions that belong to Immunome pursuant to this paragraph.”

CONTRACT SIGNATURES

Authorised on behalf of:

Immunome Inc.Arrayjet Ltd

Name: Purnanand SarmaName: [***]

Title: CEOTitle: [***]

Signed: /s/ Purnanand SarmaSigned: [***]

Date:Date: [***]